                                CREDIT AGREEMENT

                           dated as of March 16, 1999

                                      among

                       INVESTMENT TECHNOLOGY GROUP, INC.,

                                   as Borrower

                                       and

                              THE BANK OF NEW YORK,

                                    as Lender

                                TABLE OF CONTENTS

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ARTICLE 1. DEFINITIONS.......................................................1
      Section 1.01 Defined Terms.............................................1
      Section 1.02 Terms Generally..........................................12
      Section 1.03 Accounting Terms; GAAP...................................12

ARTICLE 2. THE CREDITS......................................................13
      Section 2.01 Commitment...............................................13
      Section 2.02 Requests for Loans.......................................13
      Section 2.03 Funding of Loans.........................................13
      Section 2.04 Termination and Reduction of Commitment..................13
      Section 2.05 Repayment of Loans; Evidence of Debt.....................14
      Section 2.06 Prepayment of Loans......................................14
      Section 2.07 Payments Generally; Pro Rata Treatment; Sharing of
                   Setoffs..................................................15

ARTICLE 3. INTEREST, FEES, YIELD PROTECTION, ETC............................15
      Section 3.01 Interest.................................................15
      Section 3.02 Fees.....................................................16
      Section 3.03 Capital Adequacy.........................................17
      Section 3.04 Taxes....................................................17
      Section 3.05 Mitigation Obligations...................................18

ARTICLE 4. REPRESENTATIONS AND WARRANTIES...................................18
      Section 4.01 Organization; Powers.....................................18
      Section 4.02 Authorization; Enforceability............................18
      Section 4.03 Governmental Approvals; No Conflicts.....................19
      Section 4.04 Financial Condition; No Material Adverse Change..........19
      Section 4.05 Properties...............................................19
      Section 4.06 Litigation and Environmental Matters.....................20
      Section 4.07 Compliance with Laws and Agreements......................20
      Section 4.08 Investment and Holding Company Status....................20
      Section 4.09 Taxes....................................................20
      Section 4.10 ERISA....................................................21
      Section 4.11 Disclosure...............................................21
      Section 4.12 Subsidiaries.............................................21
      Section 4.13 Labor Matters............................................21
      Section 4.14 Solvency.................................................22
      Section 4.15 Security Documents.......................................22
      Section 4.16 Federal Reserve Regulations..............................22


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      Section 4.17 Membership...............................................23
      Section 4.18 Assessments by the SIPC..................................23
      Section 4.19 Year 2000................................................23

ARTICLE 5. CONDITIONS.......................................................23
      Section 5.01 Effective Date...........................................23
      Section 5.02 Conditions to First Loans................................25
      Section 5.03 Each Credit Event........................................26

ARTICLE 6. AFFIRMATIVE COVENANTS............................................27
      Section 6.01 Financial Statements and Other Information...............27
      Section 6.02 Notices of Material Events...............................28
      Section 6.03 Existence; Conduct of Business...........................29
      Section 6.04 Payment of Obligations...................................29
      Section 6.05 Maintenance of Properties................................29
      Section 6.06 Books and Records; Inspection Rights.....................29
      Section 6.07 Compliance with Laws.....................................29
      Section 6.08 Use of Proceeds..........................................30
      Section 6.09 Information Regarding Collateral.........................30
      Section 6.10 Insurance................................................30
      Section 6.11 Additional Domestic Subsidiaries.........................31
      Section 6.12 Further Assurances.......................................31
      Section 6.13 Environmental Compliance.................................31
      Section 6.14 Membership...............................................31

ARTICLE 7. NEGATIVE COVENANTS...............................................32
      Section 7.01 Indebtedness.............................................32
      Section 7.02 Liens....................................................33
      Section 7.03 Fundamental Changes......................................34
      Section 7.04 Investments, Loans, Advances, Guarantees and
                   Acquisitions.............................................35
      Section 7.05 Asset Sales..............................................36
      Section 7.06 Sale and Lease-Back Transactions.........................36
      Section 7.07 Hedging Agreements.......................................36
      Section 7.08 Restricted Payments......................................36
      Section 7.09 Transactions with Affiliates.............................37
      Section 7.10 Restrictive Agreements...................................37
      Section 7.11 Concerning the POSIT License Agreement...................38
      Section 7.12 Leverage Ratio...........................................38
      Section 7.13 Net Capital..............................................38
      Section 7.14 Consolidated Shareholders' Equity........................38
      Section 7.15 Capital Expenditures.....................................38
      Section 7.16 Initial Transactions.....................................38

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                                      -ii-

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ARTICLE 8. EVENTS OF DEFAULT................................................38

ARTICLE 9. MISCELLANEOUS....................................................41
      Section 9.01 Notices..................................................41
      Section 9.02 Waivers; Amendments......................................41
      Section 9.03 Expenses; Indemnity; Damage Waiver.......................42
      Section 9.04 Successors and Assigns...................................43
      Section 9.05 Survival.................................................44
      Section 9.06 Counterparts; Integration................................45
      Section 9.07 Severability.............................................45
      Section 9.08 Right of Setoff..........................................45
      Section 9.09 Governing Law; Jurisdiction; Consent to Service of
                   Process..................................................45
      Section 9.10 WAIVER OF JURY TRIAL.....................................46
      Section 9.11 Headings.................................................46
      Section 9.12 Interest Rate Limitation.................................46

   SCHEDULES:

   Schedule 4.06       Disclosed Matters
   Schedule 4.10       Exceptions to Section 4.10 (ERISA)
   Schedule 4.12       Subsidiaries
   Schedule 7.01       Existing Indebtedness
   Schedule 7.02       Existing Liens
   Schedule 7.04       Existing Investments
   Schedule 7.04(f)    Certain Entities
   Schedule 7.11       Existing Restrictions

   EXHIBITS:
   Exhibit A           Form of Note
   Exhibit B           Form of Opinion of Borrower's Counsel (Section 5.01)
   Exhibit B-1         Form of Opinion of Borrower's Counsel (Section 5.02)
   Exhibit C           Form of Security Agreement
   Exhibit D           Form of Assumption  Agreement

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                                     -iii-

      CREDIT AGREEMENT, dated as of March 16, 1999, between INVESTMENT TECHNOLOGY GROUP, INC. and THE BANK OF NEW YORK.

      The parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

      Section 1.01 Defined Terms

            As used in this Agreement, the following terms have the meanings specified below:

            "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

            "Assumption Agreement" means the Assumption Agreement, substantially in the form of Exhibit D.

            "Available Amount" means, on any date of determination, an amount equal to the lesser of (i) the Commitment and (ii) the sum of (x) 16.666667% of the fair market value of equity securities owned by ITG and (y) the fair market value of money market instruments, including cash and cash equivalents, owned by the Borrower and the Subsidiaries.

            "Availability Period" means the period from and including the date on which the conditions set forth in Sections 5.01 and 5.02 shall have been satisfied (or waived pursuant to Section 9.02) to but excluding the Commitment Termination Date.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrower" means (i) prior to the consummation of the merger referred to in paragraph (d) of the definition of "Initial Transactions", Investment Technology Group, Inc., a Delaware corporation and (ii) thereafter Jefferies Group, Inc., a Delaware corporation to be renamed Investment Technology Group, Inc. as described in paragraph (e) of the definition of "Initial Transactions".

            "Borrowing Request" means a request by the Borrower for a Loan in accordance with Section 2.02.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

            "Capital Expenditures" of any Person means expenditures (whether paid in cash or other consideration or accrued as a liability) for fixed or capital assets (excluding any capitalized software and any capitalized interest and any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations and excluding any replacement assets acquired with the proceeds of insurance) made by such Person.

            "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "Change in Control" means (a) upon the consummation of the Initial Transactions or at any time thereafter, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing 50% or more of the aggregate ordinary voting power or economic interests represented by the issued and outstanding equity securities of the Borrower on a fully diluted basis, (b) the failure of the Borrower to own directly, beneficially and of record, 100% of the aggregate ordinary voting power represented by the issued and outstanding equity securities of ITG on a fully diluted basis or (c) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower in connection with the 1999 annual stockholders' meeting, nor (ii) appointed by directors so nominated.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by the Lender (or, for purposes of Section 3.03(a), by any lending office of the Lender or by the Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

            "Commitment" means the commitment of the Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of the Credit Exposure hereunder, as such commitment may be reduced from time to time pursuant to Section 2.04. The initial amount of the Lender's Commitment is $20,000,000.

            "Commitment Termination Date" means March 14, 2000.

            "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense for such period minus the sum of (a) pay-in-kind or accreted Consolidated Interest Expense not involving any payment of cash, (b) to the extent included in Consolidated Interest Expense, the amortization of fees paid by the Borrower or any Subsidiary in connection with the incurrence of any Indebtedness and (c) the amortization of debt discounts, if any, or fees in respect of any interest rate cap agreement or other agreement or arrangement entered into by the Borrower or any Subsidiary designed to protect the Borrower or such Subsidiary against fluctuations in interest rates.

            "Consolidated EBIT" means, for any period, net income for such period of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, plus, without duplication and to the extent deducted in determining such net income, the sum of (a) Consolidated Cash Interest Expense for such period and (b) the aggregate amount of cash taxes paid for such period. Notwithstanding anything to the contrary in this definition, for purposes hereof, the term "Consolidated EBIT" shall be computed, on a consistent basis, to reflect purchases, acquisitions, sales, transfers and dispositions made by the Borrower and the Subsidiaries (other than in the ordinary course of business) during the relevant period as if they occurred at the beginning of such period.

            "Consolidated Interest Expense" means, for any period, interest and fees accrued, accreted or paid by the Borrower and the Subsidiaries during such period in respect of the Indebtedness of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, including (a) the amortization of debt discounts to the extent included in interest expense in accordance with GAAP, (b) the amortization of all fees (including fees with respect to interest rate cap agreements or other agreements or arrangements entered into by the Borrower or any Subsidiary designed to protect the Borrower or such Subsidiary, as applicable, against fluctuations in interest rates) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP and (c) the portion of any rents payable under capital leases allocable to interest expense in accordance with GAAP.

            "Consolidated Shareholders' Equity" means at any date of determination, shareholders' equity of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP.

            "Consolidated Total Debt" means, as of any date, the aggregate principal amount of all Indebtedness of the Borrower and the Subsidiaries that would be reflected as liabilities on a consolidated balance sheet of the Borrower and the Subsidiaries as of such date prepared in accordance with GAAP.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

            "Credit Exposure" means, at any time, the sum of the aggregate outstanding principal amount of the Loans at such time.

            "Default" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 4.06.

            "dollars" or "$" refers to lawful money of the United States of America.

            "Domestic Subsidiary" means any Subsidiary that is organized under the laws of the United States of America or any State or political subdivision thereof.

            "Effective Date" means the date on which the conditions specified in
Section 5.01 are satisfied (or waived in accordance with Section 9.02).

            "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section

303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "Event of Default" has the meaning assigned to such term in Article
8.

            "Excluded Taxes" means, with respect to the Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower under any Loan Document, (a) net income taxes and franchise taxes in lieu of net income taxes imposed by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or in which its applicable lending office is located and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located.

            "Federal Funds Rate" means, for any day, the rate per annum (rounded, if necessary, to the next greater 1/100 of 1%) equal to the rate per annum at which the Lender is offered overnight Federal funds by a Federal funds broker selected by the Lender at or about 2:00 p.m., New York City time, on such day, provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate at which the Lender is offered overnight Federal funds by such Federal funds broker at or about 2:00 p.m., New York City time, on the next preceding Business Day.

            "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

            "FOCUS Report" means a Financial and Operational Combined Uniform Single Report which is or may be required to be filed on a monthly or quarterly basis, as the case may be, with the Securities and Exchange Commission, the NASD or other Governmental Authority or self-regulatory organization or any report which is required by the Securities and Exchange Commission, the NASD or other Governmental Authority or self-regulatory organization in lieu of such report.

            "GAAP" means generally accepted accounting principles in the United States of America.

            "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including the NASD or other applicable examining authority) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranteed" has a meaning correlative thereto.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such

Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Indemnitee" has the meaning assigned to such term in Section
9.03(b).

            "Initial Restricted Payment" means the payment of a dividend by ITG to the Borrower and the Borrower to its shareholders in an amount not to exceed $75,000,000.

            "Initial Transaction Date" means the date on which the Initial Transactions are consummated.

            "Initial Transaction Documents" means the Agreement and Plan of Merger, Distribution Agreement, Benefits Agreement, Amended and Restated Tax Sharing Agreement and Tax Sharing and Indemnification Agreement, each dated as of March 17, 1999, executed or delivered in connection with the Initial Transactions.

            "Initial Transactions" means the following transactions consummated on or before the Effective Date:

                  (a) the making of the Initial Restricted Payment;

                  (b) the contribution by Jefferies Group of all of its assets (other than its capital stock in the Borrower) and all of its liabilities (other than liabilities related to the Borrower) to JEFCO and its subsidiaries;

                  (c) the distribution by Jefferies Group to its shareholders of all of its capital stock in JEFCO;

                  (d) the merger of the Borrower with and into Jefferies Group, with Jefferies Group as the survivor and the assumption by Jefferies Group of the obligations of the Borrower under the Loan Documents pursuant to the Assumption Agreement; and

                  (e) the change of Jefferies Group's name to "Investment Technology Group, Inc.".

            "ITG" means ITG Inc., a Delaware corporation and a wholly owned Subsidiary.

            "JEFCO" means JEF Holding Company, Inc., a Delaware corporation.

            "Jefferies & Co." means Jefferies & Company, Inc., a Delaware corporation.

            "Jefferies Group" means Jefferies Group, Inc., a Delaware corporation.

            "Lender" means The Bank of New York and its successors and assigns.

            "Leverage Ratio" means, as of any date, the quotient of (a) Consolidated Total Debt as of such date divided by (b) Consolidated EBIT for the period of the most recent four consecutive fiscal quarters ending before such date for which financial statements are available.

            "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            "Loan Documents" means this Agreement, the Note, the Assumption Agreement and the Security Documents.

            "Loan" means a Loan referred to in Section 2.01 and made pursuant to
Section 2.02.

            "Margin Stock" has the meaning assigned to such term in Regulation
U.

            "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Borrower to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lender under any Loan Document.

            "Material Indebtedness" means Indebtedness (other than Indebtedness under the Loan Documents) or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary, as applicable, would be required to pay if such Hedging Agreement were terminated at such time.

            "Maturity Date" means March 15, 2001.

            "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

            "Net Capital" means "net capital" as defined in Rule 15c3-1 or any successor rule as in effect at the time of determination.

            "Note" means a promissory note evidencing the Loans payable to the order of the Lender substantially in the form of Exhibit A.

            "Obligations" has the meaning assigned to such term in the Security Agreement.

            "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

            "Participant" has the meaning assigned to such term in Section 9.04(c).

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Lender.

            "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.04;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.04;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article 8; and

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary.

            "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent that such obligations are backed by the full faith and credit of the United States of America), in each case measuring within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or any successor thereto, or from Moody's Investors Service, Inc. or any successor thereto;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and

                  (e) investments made by the Borrower and the Subsidiaries in the ordinary course of business.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

            "POSIT Joint Venture" means the joint venture between ITG (as successor in interest to Jefferies & Co.) and BARRA Inc. formed in 1987.

            "POSIT License Agreement" means the License Agreement, dated as of October 1, 1987, as amended, between the POSIT Joint Venture and between ITG (as successor in interest to Jefferies & Co.).

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Lender as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. The Prime Rate is not intended to be the lowest rate of interest charged by the Lender in connection with extensions of credit to borrowers.

            "Regulation T" means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

            "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

            "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

            "Related Parties" means the Lender's Affiliates, directors, officers, employees, agents and advisors.

            "Restricted Payment" means, as to any Person, any dividend or other distribution by such Person (whether in cash, securities or other property) with respect to any shares of any class of equity securities of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares or any option, warrant or other right to acquire any such shares except upon the exercise of any options, warrants or other rights to acquire such shares.

            "Rule 15c3-1" means Rule 15c3-1 of the General Rules and Regulations as promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (17 CFR 240.15c3-1), as such Rule may be amended from time to time, or any rule or regulation of the Securities and Exchange Commission which replaces Rule 15c3-1.

            "Security Agreement" means the Security Agreement, substantially in the form of Exhibit C, between the Borrower and the Lender.

            "Security Documents" means the Security Agreement and each other security agreement, instrument or other document executed or delivered pursuant to Section 6.12 or 6.13 to secure any of the Obligations.

            "SIPC" means The Securities Investor Protection Corporation and any successor organization discharging the functions of The Securities Investor Protection Corporation.

            "Street Loans" means short term borrowings, whether or not collateralized, borrowed for the purpose of facilitating settlement or financing of securities or commodities transactions in the ordinary course of business.

            "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent.

            "Subsidiary" means any subsidiary of the Borrower.

            "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Transactions" means (a) the execution, delivery and performance by the Borrower of each Loan Document, (b) the borrowing of the Loans, (c) the use of the proceeds of the Loans and (d) the Initial Transactions.

            "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      Section 1.02 Terms Generally

            The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

      Section 1.03 Accounting Terms; GAAP

            Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Lender that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Lender notifies the Borrower that it requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Unless the context otherwise requires, any reference to a fiscal period shall refer to the relevant fiscal period of the Borrower.

ARTICLE 2. THE CREDITS

      Section 2.01 Commitment

            Subject to the terms and conditions set forth herein, the Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in the Credit Exposure exceeding the Available Amount. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. At the time that each Loan is made, such Loan shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000, provided that a Loan may be in an aggregate amount that is equal to the entire unused balance of the Commitment.

      Section 2.02 Requests for Loans

            To request a Loan, the Borrower shall notify the Lender of such request by telephone not later than 11:00 a.m., New York City time, on the date of the proposed Loan. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Lender of a written Borrowing Request in a form approved by the Lender and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information:

                        (i) the aggregate amount of the requested Loan;

                        (ii) the date of such Loan, which shall be a Business
            Day;

                        (iii) the location and number of the Borrower's account
            to which funds are to be disbursed, which shall comply with the requirements of Section 2.03; and

                        (iv) a reasonably detailed calculation of the Leverage
            Ratio on a pro forma basis immediately after giving effect to such Loan and the use of the proceeds thereof.

      Section 2.03 Funding of Loans

            Subject to Sections 5.02 and 5.03, the Lender shall make each Loan on the proposed date thereof by 2:00 p.m., New York City time, by crediting or otherwise transferring the proceeds of the requested Loan to an account of the Borrower maintained with the Lender and designated by the Borrower in the applicable Borrowing Request.

      Section 2.04 Termination and Reduction of Commitment

            (a) Unless previously terminated, the Commitment shall terminate on the Commitment Termination Date.

            (b) The Borrower may at any time terminate, or from time to time reduce, the Commitment, provided that (i) the Borrower shall not terminate or reduce the Commitment if, after giving effect to any concurrent prepayment of the Loans in accordance with
Section 2.06, the Credit Exposure would exceed the Commitment, and (ii) each such reduction (other than a termination) shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000.

            (c) The Borrower shall notify the Lender of any election to terminate or reduce the Commitment under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Commitment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Lender on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitment hereunder shall be permanent.

      Section 2.05 Repayment of Loans; Evidence of Debt

            (a) The Borrower hereby unconditionally promises to pay to the Lender the then unpaid principal amount of each Loan on the Maturity Date.

            (b) If on any day the Credit Exposure exceeds the Available Amount, the Borrower shall, no later than the following Business Day, prepay the Loans in an amount equal to such excess.

            (c) The Lender shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Lender hereunder and (iii) the amount of any sum received by the Lender hereunder. The entries made in such accounts shall, to the extent not inconsistent with any entries made in any Note, be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of the Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

            (d) The Loans evidenced by the Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes in like form payable to the order of the payee named therein and its registered assigns.

      Section 2.06 Prepayment of Loans

            (a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, subject to the requirements of this Section.

            (b) In the event of any partial reduction or termination of the Commitment, then (i) at or prior to the date of such reduction or termination, the Lender shall notify the Borrower of the Credit Exposure after giving effect thereto and (ii) if such sum would exceed the Commitment after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, prepay Loans in an amount sufficient to eliminate such excess.

            (c) The Borrower shall notify the Lender by telephone (confirmed by telecopy) of any prepayment not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Loan or portion thereof to be prepaid, provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitment as contemplated by Section 2.04, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.04. Each partial prepayment of any Loan under Sections 2.04(b) and 2.06(a) shall, when added to the amount of each concurrent reduction of the Commitment and prepayment of Loans under such Sections, be in an integral multiple $100,000 and not less than $1,000,000. Prepayments shall be accompanied by accrued interest to the extent required by
Section 3.01.

      Section 2.07 Payments Generally; Pro Rata Treatment; Sharing of Setoffs

            (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal of Loans, interest or fees, or of amounts payable under Section 3.03, 3.04 or 9.03, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Lender by wire transfer to Account No. GLA 111231, ABA 021000018, or to such other account as to which the Lender may notify the Borrower in writing from time to time. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

            (b) If at any time insufficient funds are received by and available to the Lender to pay fully all amounts of principal of Loans, interest, fees and commissions then due hereunder, such funds shall be applied (i) first, towards payment of interest, fees and commissions then due hereunder, and (ii) second, towards payment of principal of Loans then due hereunder.

ARTICLE 3. INTEREST, FEES, YIELD PROTECTION, ETC.

      Section 3.01 Interest

            (a) Each Loan shall bear interest at the Alternate Base Rate for the period from the date such Loan is made until the date which is two weeks thereafter and thereafter, if applicable, at the Alternate Base Rate plus 2%.

            (b) Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then, so long as such Event of Default is continuing, all principal of and interest on each Loan and each fee and other amount payable by the Borrower hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraph of this Section or (ii) in the case of any other amount, 2% plus the Alternate Base Rate.

            (c) Accrued interest on each Loan shall be payable in arrears on the last day of each March, June, September and December, provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand and
(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

            (d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate shall be determined by the Lender, and such determination shall be conclusive absent clearly demonstrable error.

      Section 3.02 Fees

            (a) The Borrower agrees to pay to the Lender for its own account, a commitment fee, which shall accrue at a rate per annum equal to 0.35% on the daily amount of the unused Commitment during the period from and including the Effective Date to but excluding the Commitment Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year, each date on which the Commitment is permanently reduced and on the date on which the Commitment terminates, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) The Borrower agrees to pay to the Lender for its own account, an upfront fee equal to 1.50% of the Commitment, of which one-half shall be payable on the Effective Date and the balance on the Initial Transaction Date.

            (c) Unless on or before July 31, 1999, (i) the Net Capital of ITG (calculated without regard to loans made by the Borrower to ITG with the proceeds of the Loans) is greater than or equal to the sum of the Commitment on such date plus $5,000,000, and (ii) Consolidated Shareholders' Equity is greater than or equal to $80,000,000, the Borrower agrees to pay to the Lender for its own account, an additional fee equal to $500,000, payable on such date.

            (d) The Borrower agrees to pay to the Lender, for its own account, fees and other amounts payable in the amounts and at the times separately agreed upon between the Borrower and the Lender.

            (e) All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds, to the Lender. Fees and other amounts paid shall not be refundable under any circumstances.

      Section 3.03 Capital Adequacy

            (a) If the Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company as a consequence of this Agreement or the Loans made by the Lender to a level below that which the Lender or the Lender's holding company could have achieved but for such Change in Law (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to the Lender such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered.

            (b) A certificate of the Lender setting forth the amount or amounts necessary to compensate the Lender or its holding company, as applicable, as specified in paragraph (a) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay the Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Failure or delay on the part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender's right to demand such compensation.

      Section 3.04 Taxes

            (a) Any and all payments by or on account of any obligation of the Borrower hereunder and under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that, if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower shall indemnify the Lender, within ten days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Lender on or with respect to any payment by or on account of any obligation of the Borrower under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority that were deducted under
Section 3.04(a), the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

      Section 3.05 Mitigation Obligations

            If the Lender requests compensation under Section 3.03, or if the Borrower is required to pay any additional amount to the Lender or any Governmental Authority for the account of the Lender pursuant to Section 3.04, then the Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans (or any participation therein) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of the Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section
3.03 or 3.04, as applicable, in the future and (ii) would not subject the Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Lender in connection with any such designation or assignment.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

            The Borrower represents and warrants to the Lender that:

      Section 4.01 Organization; Powers

            Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      Section 4.02 Authorization; Enforceability

            The Transactions are within the corporate, partnership or other analogous powers of each of the Borrower and the Subsidiaries to the extent it is a party thereto and have been duly authorized by all necessary corporate, partnership or other analogous and, if required, equityholder action. Each Loan Document has been duly executed and delivered by each of the Borrower and the Subsidiaries to the extent it is a party thereto and constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

      Section 4.03 Governmental Approvals; No Conflicts

            The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, and
(d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries other than Liens expressly permitted by
Section 7.02.

      Section 4.04 Financial Condition; No Material Adverse Change

            (a) The Borrower has heretofore furnished to the Lender its Form 10-K for the fiscal year ended December 31, 1998 containing the consolidated statement of financial condition and statements of income, changes in stockholders' equity and cash flows of the Borrower and the Subsidiaries as of and for the fiscal year ended December 31, 1998 and 1997, reported on by KPMG LLP, independent public accountants. The consolidated financial statements referred to in the preceding sentence present fairly, in all material respects, the financial condition and results of operations of the Borrower and consolidated Subsidiaries as of such dates and for the indicated periods in accordance with GAAP and are consistent with the books and records of the Borrower (which books and records are correct and complete).

            (b) The contents of the FOCUS Report of ITG as of December 31, 1998, a copy of which has been furnished to the Lender, are correct in all material respects.

            (c) Since December 31, 1998, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole.

      Section 4.05 Properties

            (a) Each of the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

            (b) Each of the Borrower and the Subsidiaries owns, or is entitled to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      Section 4.06 Litigation and Environmental Matters

            (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or the Transactions.

            (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) have become subject to any Environmental Liability, (iii) have received notice of any claim with respect to any Environmental Liability or (iv) know of any basis for any Environmental Liability.

            (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

      Section 4.07 Compliance with Laws and Agreements

            Each of the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

      Section 4.08 Investment and Holding Company Status

            Neither the Borrower nor any of the Subsidiaries are (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

      Section 4.09 Taxes

            Except as set forth on Schedule 4.06, each of the Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed by it and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

      Section 4.10 ERISA

            No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Except as provided in Schedule 4.10, the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,600,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,600,000 the fair market value of the assets of all such underfunded Plans.

      Section 4.11 Disclosure

            The Borrower has disclosed to the Lender or made public all agreements, instruments and corporate or other restrictions to which it or any of the Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the Lender in connection with the negotiation of the Loan Documents or delivered thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

      Section 4.12 Subsidiaries

            Schedule 4.12 sets forth the name and jurisdiction of incorporation of, and the ownership interest of the Borrower in, each Subsidiary as of the Effective Date.

      Section 4.13 Labor Matters

            As of the Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually and in the aggregate, would not be reasonably likely to result in a Material Adverse Effect. All material payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

      Section 4.14 Solvency

            Immediately after the consummation of each Transaction and immediately following the making of each Loan, if any, made on the date thereof and after giving effect to the application of the proceeds of such Loan, (a) the fair value of the assets of the Borrower and the Subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Borrower and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

      Section 4.15 Security Documents

            (a) The Security Agreement is effective to create in favor of the Lender a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when (i) the pledged property constituting such Collateral is delivered to the Lender, (ii) the financing statements in appropriate form are filed in the offices specified on Schedule 5 to the Perfection Certificate and (iii) all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Loan Documents are made, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower thereunder in such Collateral, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.02.

      Section 4.16 Federal Reserve Regulations

            (a) Neither the Borrower nor any of the Subsidiaries (other than ITG) are engaged principally, or as one of their important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. ITG is a broker and dealer subject to the provisions of Regulation T. ITG maintains procedures and internal controls reasonably adapted to insure that ITG does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T, and officers of ITG regularly supervise its activities and the activities of employees of ITG to insure that ITG does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T, except for occasional inadvertent failures to comply with Regulation T in connection with transactions which are not material either in number or amount.

            (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any

Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

      Section 4.17 Membership

            ITG is a member organization in good standing of the NASD and is duly registered as a broker-dealer with the Securities and Exchange Commission.

      Section 4.18 Assessments by the SIPC

            ITG is not in arrears with respect to any assessment which the Borrower has received from the SIPC and which is currently due or past due.

      Section 4.19 Year 2000

            Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and the Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Borrower and the Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and the Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) would not reasonably be expected to result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and the Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and the Subsidiaries to conduct their business, except for those failures that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

ARTICLE 5. CONDITIONS

      Section 5.01 Effective Date

            This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

            (a) The Lender (or its counsel) shall have received from the Borrower either (i) a counterpart of this Agreement signed on behalf of the Borrower or (ii) written evidence satisfactory to the Lender (which may include telecopy transmission of a signed signature page of this Agreement) that the Borrower has signed a counterpart of this Agreement.

            (b) The Lender shall have received a Note signed on behalf of the Borrower.

            (c) The Lender shall have received a favorable written opinion (addressed to the Lender and dated the Effective Date) from Cahill Gordon & Reindel, counsel to the

Borrower, substantially in the form of Exhibit B. The Borrower hereby requests such counsel to deliver such opinion.

            (d) The Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Loan Documents and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Lender and its counsel.

            (e) The Lender shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.03.

            (f) The Lender shall have received all fees and other amounts due it from the Borrower and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable fees and disbursements of Lender's counsel and other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

            (g) The Lender shall have received a Federal Reserve Form U-1 duly executed by the Borrower and satisfactory to the Lender.

            (h) The Lender shall have received (i) a true and complete copy of the POSIT License Agreement and (ii) a letter from the POSIT Joint Venture with respect to the timely payment by ITG of all royalties thereunder (subject to audit), such letter to be in all respects satisfactory to the Lender.

            (i) After giving effect to the Transactions to be consummated on the Effective Date, none of the Borrower or any of the Subsidiaries shall have outstanding any shares of preferred equity securities or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents and (ii) Indebtedness permitted under Section 7.01.

            (j) The Lender shall have received a true, complete and correct copy of each Initial Transaction Document, which shall be in form and substance reasonably satisfactory to the Lender.

            (k) The Lender shall have received a copy of a private letter ruling of the Internal Revenue Service which states that the Initial Transactions shall be tax-free to the Borrower.

The Lender shall notify the Borrower of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lender to make Loans hereunder shall not become effective unless each of the foregoing conditions and each of the conditions set forth in Section 5.02 is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on May 15, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitment shall terminate at such time).

      Section 5.02 Conditions to First Loans

            The obligations of the Lender to make the initial Loans shall be subject to the prior or contemporaneous satisfaction of the conditions set forth in Section 5.01 and the satisfaction (or waiver in accordance with Section 9.02) of the following additional conditions:

            (a) The Lender shall have received counterparts of the Assumption Agreement signed on behalf of Jefferies Group.

            (b) The Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of Jefferies Group, the authorization by Jefferies Group of the Transactions and any other legal matters relating to Jefferies Group, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Lender and its counsel.

            (c) The Lender shall have received such documents and certificates as the Lender or its counsel may reasonably request relating to the absence of changes to the documentation delivered by the Borrower pursuant to Section 5.01(d) and the continued effectiveness thereof, and attaching resolutions of its board of directors authorizing the Initial Transactions and the Initial Transaction Documents, all in form and substance reasonably satisfactory to the Lender and its counsel.

            (d) The Lender shall have received counterparts of the Security Agreement signed on behalf of the Borrower, together with the following:

                  (i) all stock certificates representing shares of capital stock of all Domestic Subsidiaries owned by or on behalf of the Borrower as of the Effective Date after giving effect to the Transactions;

                  (ii) stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates, promissory notes and other instruments;

                  (iii) all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Lender to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

                  (iv) a completed Perfection Certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer and the chief legal officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Lender that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.02 or have been released.

            (e) After giving effect to the Initial Transactions, the (i) Net Capital of ITG shall be greater than or equal to the Commitment and (ii) Consolidated Shareholders' Equity shall be greater than or equal to $70,000,000, and the Lender shall have received a certificate of a Financial Officer, in form and substance reasonably satisfactory to the Lender, to the foregoing effects.

            (f) The Lender shall have received a certificate, dated the Initial Transaction Date and signed by the President, a Vice President or a Financial Officer, (i) confirming that each Initial Transaction has been consummated in accordance with the terms and conditions of the applicable Initial Transaction Documents (with no waiver or amendment of any provision thereof without the prior written consent of the Lender), (ii) confirming that there has been no change to the Initial Transaction Documents as delivered to the Lender pursuant to Section 5.01 and (iii) attaching a copy of a certificate of merger issued by the Secretary of State of the State of Delaware with respect to the merger of the Borrower with and into Jefferies Group.

            (g) The Lender shall have received a certificate, signed by a Financial Officer, setting forth reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13, 7.14 and 7.15, on a pro forma basis immediately after giving effect to the Transactions.

            (h) The Lender shall have received a favorable written opinion (addressed to the Lender and dated the Initial Transaction Date) from Cahill Gordon & Reindel, counsel to the Borrower, substantially in the form of Exhibit B-1. The Borrower hereby requests such counsel to deliver such opinion.

            (i) The Lender shall have received all reasonable fees and other amounts due it from the Borrower and payable on or prior to the Initial Transaction Date, including, to the extent invoiced and not theretofore paid, reimbursement or payment of all reasonable fees and disbursements of Lender's counsel and other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

            (j) In the event that the Borrower shall have delivered any of the certificates required by Section 5.02(b), (e) or (g) prior to the Initial Transaction Date, the Lender shall have received a certificate, dated the date of the consummation of the Initial Transactions and signed by the President, a Vice President or a Financial Officer, certifying that the information contained in any such certificate is true and correct as of the Initial Transaction Date.

            (k) After giving effect to the Transactions to be consummated on the Initial Transaction Date, none of the Borrower or any of the Subsidiaries shall have outstanding any shares of preferred equity securities or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents and (ii) Indebtedness permitted under Section 7.01.

      Section 5.03 Each Credit Event

            The obligation of the Lender to make a Loan is subject to the satisfaction of the following conditions:

            (a) The representations and warranties of the Borrower set forth in each Loan Document shall be true and correct on and as of the date of such Loan.

            (b) At the time of and immediately after giving effect to such Loan no Default shall have occurred and be continuing.

Each Loan shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

ARTICLE 6. AFFIRMATIVE COVENANTS

      Until the Commitment have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full, the Borrower covenants and agrees with the Lender that:

      Section 6.01 Financial Statements and Other Information

            The Borrower will furnish to the Lender:

            (a) within 90 days after the end of each fiscal year, (i) its Form 10-K containing its audited consolidated statement of financial condition and related statements of income, changes in stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its Form 10-Q containing its consolidated statement of financial condition and related statements of income, changes in stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (c) concurrently with any delivery of financial statements under clause (a) and (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13, 7.14 and 7.15, and (iii) stating whether any change in

GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (e) As soon as available and in any event within 30 days after filing thereof, copies of all quarterly FOCUS reports and notices of all material violations of rules and regulations of the Securities and Exchange Commission or any material securities exchange which the Borrower or any Subsidiary shall file with the Securities and Exchange Commission or any material securities exchange;

            (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

            (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Lender may reasonably request.

      Section 6.02 Notices of Material Events

            The Borrower will furnish to the Lender prompt written notice of the following:

            (a) the occurrence of any Default;

            (b) the determination by the Borrower that any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof, whether newly commenced or ongoing could, if adversely determined, in the good faith opinion of the Borrower reasonably be expected to result in a Material Adverse Effect;

            (c) immediately upon becoming aware of the occurrence thereof, notice of the suspension or expulsion of ITG from membership in the NASD;

            (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $1,000,000, and

            (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      Section 6.03 Existence; Conduct of Business

            The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03.

      Section 6.04 Payment of Obligations

            The Borrower will, and will cause each of the Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

      Section 6.05 Maintenance of Properties

            The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      Section 6.06 Books and Records; Inspection Rights

            The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

      Section 6.07 Compliance with Laws

            The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      Section 6.08 Use of Proceeds

            The proceeds of the Loans will be used only (a) to consummate the Initial Transactions and (b) to repay intercompany loans from ITG to the Borrower or make subordinated loans to ITG in order to enable ITG to satisfy its Net Capital requirements. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

      Section 6.09 Information Regarding Collateral

            (a) The Borrower will furnish to the Lender prompt written notice of any change in (i) the legal name of the Borrower or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) the location of the chief executive office of the Borrower, its principal place of business, any office in which it maintains books or records relating to Collateral owned or held by it or on its behalf (including the establishment of any such new office or facility), (iii) the identity or organizational structure of the Borrower such that a filed financing statement becomes misleading or (iv) the Federal Taxpayer Identification Number of the Borrower. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Lender to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Lender if any material portion of the Collateral is damaged or destroyed.

            (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 6.01, the Borrower shall deliver to the Lender a certificate of a Financial Officer and the chief legal officer of the Borrower, (i) setting forth the information required pursuant to Sections 1, 2 and 7 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above, and all other actions have been taken, to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

      Section 6.10 Insurance

            The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, (a) adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and (b) such other insurance as is required pursuant to the terms of any Security Document.

      Section 6.11 Additional Domestic Subsidiaries

            If any Domestic Subsidiary is formed or acquired after the Effective Date, the Borrower will notify the Lender in writing thereof within five Business Days after the date on which such Domestic Subsidiary is formed or acquired and will cause such equity securities to be pledged pursuant to the Security Agreement within five Business Days after the date on which such Domestic Subsidiary is formed or acquired.

      Section 6.12 Further Assurances

            The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or which the Lender may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrower. The Borrower also agrees to provide to the Lender, from time to time upon request, evidence reasonably satisfactory to the Lender as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

      Section 6.13 Environmental Compliance

            The Borrower shall, and shall cause each of its Subsidiaries to, use and operate all of its facilities and property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where noncompliance with any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

      Section 6.14 Membership

            The Borrower shall cause ITG and each other Subsidiary which is a registered broker-dealer with the Securities and Exchange Commission or other applicable Governmental Authority to maintain such registration in full force and effect and maintain its membership in good standing in such organizations as are necessary to enable it to engage in the securities business and take all action necessary to comply in all material respects with the rules and regulations in effect from time to time of such organizations and each other Person or Governmental Authority to which it is subject, except in any case to the extent that the failure to do so is not reasonably expected to result in a Material Adverse Effect.

ARTICLE 7. NEGATIVE COVENANTS

      Until the Commitment have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full, the Borrower covenants and agrees with the Lender that:

      Section 7.01 Indebtedness

            (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness under the Loan Documents;

                  (ii) Indebtedness existing on the date hereof and set forth in
      Schedule 7.01, but not any extensions, renewals or replacements of any such Indebtedness;

                  (iii) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (iii) shall not exceed $1,000,000 at any time outstanding;

                  (iv) Indebtedness of any Person that becomes a Subsidiary (other than a subsidiary of ITG) after the date hereof, provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed $1,000,000 at any time outstanding;

                  (v) Indebtedness of the Borrower or any of its Subsidiaries in respect of Street Loans, repurchase agreements, reverse repurchase agreements, securities loan agreements and other similar obligations incurred in the ordinary course of business;

                  (vi) other unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $1,000,000 at any time outstanding; and

                  (vii) Indebtedness of Jefferies Group to be assumed by JEFCO pursuant to the Initial Transaction Documents with respect to which the consent of a third party is necessary for such assumption, which consent has not been received, provided that such Indebtedness shall not exceed
      (x) $5,000,000 from and after the effective date of the merger referred to in the definition of Initial Transactions until the first anniversary thereof, (y) $3,330,000 from and after such first anniversary until the second anniversary thereof and (z) $1,670,000 from and after such second anniversary until the third anniversary thereof, provided that the Borrower's liabilities in respect of such Indebtedness may exceed the foregoing amounts to the extent that the Borrower shall have received a letter of credit issued for the benefit of the Borrower by one or more nationally recognized financial institutions in an aggregate undrawn face amount not less than the amount of such excess.

            (b) The Borrower will not, and it will not permit any Subsidiary to,
(i) issue any preferred equity securities or (ii) be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of equity securities of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of equity securities, except as permitted under Section 7.08.

      Section 7.02 Liens

      The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a) Liens created under the Loan Documents;

            (b) Permitted Encumbrances;

            (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 7.02, provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as applicable, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as applicable, and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary, provided that (i) such security interests secure Indebtedness permitted by clause (iii) of Section 7.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

            (f) Liens in respect of obligations to repurchase securities, repurchase agreements, reverse repurchase agreements, securities loan agreements, Liens securing Street Loans and other Liens securing short-term obligations, in each case incurred in the ordinary course of business of the ITG;

            (g) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

            (h) leases with respect to the assets or properties of the Borrower or any Subsidiary;

            (i) Liens evidenced by Uniform Commercial Code financing statements regarding operating and equipment leases permitted by this Agreement;

            (j) Liens solely in favor of the Borrower or any Subsidiary;

            (k) Liens securing obligations under Hedge Agreements with the Lender; and

            (l) Liens in respect of purchase options, calls and similar rights of third parties granted by ITG in the ordinary course of business where ITG owns or has purchased for future settlement the underlying securities.

      Section 7.03 Fundamental Changes

            (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the equity securities of any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing:

                  (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving entity

                  (ii) any Subsidiary may merge into any other Subsidiary provided that if any such Subsidiary is a direct wholly-owned Domestic Subsidiary, such direct wholly-owned Domestic Subsidiary shall be the survivor;

                  (iii) any Subsidiary (other than ITG or any subsidiary of ITG) may merge with any Person in a transaction that is not permitted by clause
      (i) or (ii) of this Section 7.03(a), provided that such merger is permitted by Section 7.04 or 7.05, as applicable;

                  (iv) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to (A) the Borrower or (B) any other Subsidiary provided that if any such

      Subsidiary is a direct wholly-owned Domestic Subsidiary, such direct wholly-owned Domestic Subsidiary shall be the buyer, transferee or lessee, as applicable;

                  (v) the Borrower or any Subsidiary (other than ITG or any subsidiary of ITG) may sell, transfer, lease or otherwise dispose of its assets in a transaction that is not permitted by clause (iv) of this
      Section 7.03(a), provided that such sale, transfer, lease or other disposition is also permitted by Section 7.05; and

                  (vi) any Subsidiary (other than ITG) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interest of the Borrower and is not materially disadvantageous to the Lender.

            (b) The Borrower will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiaries on the date of execution of this Agreement and businesses directly related thereto.

      Section 7.04 Investments, Loans, Advances, Guarantees and Acquisitions

            The Borrower will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions (including pursuant to any merger)) any assets of any other Person constituting a business unit, except:

            (a) Permitted Investments;

            (b) investments and Guarantees (other than Permitted Investments) existing on the date hereof and set forth in Schedule 7.04;

            (c) investments made by the Borrower in the equity securities of any Subsidiary and made by any Subsidiary in the equity securities of any other Subsidiary, provided that any such equity securities owned by the Borrower shall be pledged pursuant to the Security Agreement;

            (d) loans or advances made by the Borrower or any Subsidiary to any Domestic Subsidiary;

            (e) acquisitions made by the Borrower from any Subsidiary and made by any Subsidiary from the Borrower or any other Subsidiary;

            (f) investments in the entities set forth on Schedule 7.04(f) in an amount not to exceed $10,000,000 in any fiscal year;

            (g) loans made by the Borrower to Affiliates and employees to enable such Affiliates and employees to pay the exercise price, and pay related income tax withholding obligations in respect of, stock options in the Borrower that expire April 30, 1999; and

            (h) Guarantees constituting Indebtedness permitted by Section 7.01(a)(vii).

      Section 7.05 Asset Sales

            The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any asset, including any equity securities, nor will the Borrower permit any of the Subsidiaries to issue any additional shares of its equity securities, except:

            (a) sales, transfers, leases and other dispositions of inventory, used or surplus equipment, in each case in the ordinary course of business;

            (b) sales, transfers, leases and other dispositions made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary;

            (c) transactions permitted by Section 7.04; and

            (d) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, other sales, transfers, leases and other dispositions of assets, provided that all sales, transfers, leases and other dispositions permitted by this clause (c) shall be made for fair value and solely for cash consideration.

      Section 7.06 Sale and Lease-Back Transactions

            The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

      Section 7.07 Hedging Agreements

            The Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

      Section 7.08 Restricted Payments

            The Borrower will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and pay dividends with respect to its equity securities payable solely in additional shares of its equity securities, (b) any Subsidiary may declare and pay dividends with respect to its equity securities to the Borrower or any Subsidiary, (c) the Borrower and ITG may make the Initial Restricted Payment and (d) so long as immediately before after giving effect thereto (i) no Default would exist and be continuing and (ii) Consolidated Shareholders' Equity is greater than or equal to $80,000,000, the Borrower may declare and pay dividends in an amount not in excess of 25% of the net income of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP for the immediately preceding four fiscal quarters.

      Section 7.09 Transactions with Affiliates

            The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arms-length basis from unrelated third parties; provided, however, that the foregoing limitations shall not apply to (i) the Initial Transactions, (ii) any transaction permitted by
Section 7.08, and (iii) loans made by the Borrower to Affiliates or employees to enable such Affiliates or employees to pay the exercise price, and pay related income tax withholding obligations in respect of, stock options in the Borrower that expire April 30, 1999.

      Section 7.10 Restrictive Agreements

            The Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its equity securities or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on
Schedule 7.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),
(iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of this Section shall not apply to customary provisions in leases restricting the assignment thereof.

      Section 7.11 Concerning the POSIT License Agreement

            The Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under the POSIT License Agreement other than amendments, modifications or waivers that would not reasonably be expected to adversely affect the Lender.

      Section 7.12 Leverage Ratio

            The Borrower will not permit the Leverage Ratio to be greater than 2.50:1.00.

      Section 7.13 Net Capital

            The Borrower shall not at any time permit the Net Capital before total haircuts of ITG (calculated in accordance with Rule 15c3-1) to be less than the sum of $7,500,000 plus the Credit Exposure at such time.

      Section 7.14 Consolidated Shareholders' Equity

            The Borrower will not permit Consolidated Shareholders' Equity to be less than the sum of $60,000,000 plus 50% of the net income (if positive) of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP for each fiscal quarter ending after the date hereof, measured on the date thereafter on which financial statements for such fiscal quarter are delivered to the Lender.

      Section 7.15 Capital Expenditures

            The Borrower will not permit Capital Expenditures made or obligated to be made by the Borrower and the Subsidiaries on a consolidated basis to be greater than $10,000,000 in any fiscal year.

      Section 7.16 Initial Transactions

            Notwithstanding anything to the contrary in any Loan Document, nothing contained in this Article shall prevent the consummation of any of the Initial Transactions.

ARTICLE 8. EVENTS OF DEFAULT

      If any of the following events ("Events of Default") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower shall fail to pay any interest on any Loan or any fee, commission or any other amount (other than an amount referred to in clause
(a) of this Article)
payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any other Subsidiary in or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

            (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.03 (with respect to the Borrower's or ITG's existence) or in Article 7, or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5(i) of the Security Agreement.

            (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document to which it is a party (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after the Borrower shall have obtained knowledge thereof;

            (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period);

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after giving effect to any applicable grace period), provided that this clause (g) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount (to the extent not paid or fully covered by insurance) in excess of $5,000,000 shall be rendered against the Borrower or any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed or bonded, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

            (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

            (m) any Loan Document shall cease, for any reason, to be in full force and effect, or the Borrower shall so assert in writing or shall disavow any of its obligations thereunder;

            (n) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by the Borrower not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or
(ii) as a result of the Lender's failure to maintain possession of any stock certificates delivered to it under the Security Agreement; or

            (o) the POSIT License Agreement shall have been terminated or any event shall have occurred (after any applicable grace period), the result of which gives the POSIT Joint Venture the right to do so as the result of a breach; or

            (p) a Change in Control shall occur;

then, and in every such event (other than an event described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Lender may and by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitment, and thereupon the Commitment shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued under the

Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event described in clause (h) or (i) of this Article, the Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued under the Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE 9. MISCELLANEOUS

      Section 9.01 Notices

      Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Borrower, to it at 380 Madison Avenue, New York, NY 10017, Attention of John R. MacDonald, Senior Vice President and Chief Financial Officer (Telephone No. (212) 444-6252; Telecopy No. (212) 444-6490);

            (b) if to the Lender to it at One Wall Street, New York, New York 10286, Attention of Mark T. Rogers, Vice President (Telephone No. (212) 635-6827; Telecopy No. (212) 809-9566).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      Section 9.02 Waivers; Amendments

            (a) No failure or delay by the Lender in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

      Section 9.03 Expenses; Indemnity; Damage Waiver

            (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions of any Loan Document (whether or not the transactions contemplated thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Lender, including the reasonable fees, charges and disbursements of any counsel for the Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

            (b) The Borrower shall indemnify the Lender and each Related Party (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any. Indemnitee incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or the use of the proceeds thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement, instrument or other document contemplated thereby, the Transactions or any Loan or the use of the proceeds thereof.

            (d) All amounts due under this Section shall be payable promptly but in no event later than 30 days after written demand therefor, provided that the Borrower shall have received a breakdown of such amounts in reasonable detail if it so requests.

      Section 9.04 Successors and Assigns

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties) any legal or equitable right, remedy or claim under or by reason of any Loan Document.

            (b) The Lender may, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed or to be required during the continuance of an Event of Default), assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Commitment and the Loans at the time owing to it); provided that
(i) any such assignment is an aggregate amount of not less than $3,000,000, and
(ii) The Bank of New York continues to hold at all times not less than 51% of the Credit Exposure. The Lender shall, to the extent of the interest assigned, be released from its obligations under the Loan Documents (and, in the case of an assignment covering all of the Lender's rights and obligations under the Loan Documents, the Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.03, 3.04 and 9.03). The Lender agrees that it will not assign any such rights or obligations to a Plan.

            (c) The Lender may, without the consent of the Borrower or the Lender, sell participations to one or more banks or other entities (other than a Plan) (each such bank or other entity being called a "Participant") in all or a portion of the Lender's rights and obligations under the Loan Documents (including all or a portion of the Commitment and the Loans owing to it), provided that (i) the Lender's obligations under the Loan Documents shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which the Lender sells such a participation shall provide that the Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of any Loan Documents, provided that such agreement or instrument may provide that the Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant and which would reduce the principal amount of any Loan, or reduce the rate of interest thereon, or reduce any fees or other amounts payable under the Loan Documents. Subject to paragraph (d) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.03 and 3.04 to the same extent as if it were the Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were the Lender, provided that such Participant agrees that if by exercising any right of setoff or counterclaim or otherwise, it obtains payment in respect of its participation resulting in it receiving payment of a greater proportion of the aggregate amount of its participation than the proportion it is entitled to receive, then such Participant shall purchase (for cash at face value) an additional participation in the Loans of the Lender to the extent necessary so that the benefit of all such payments shall be shared by the Lender and such Participant in accordance with the terms of the agreement pursuant to which it purchased its participations provided further that (i) if any such participations are purchased pursuant to this sentence and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this sentence shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by the Lender as consideration for the assignment of or sale of a participation in any of its Loans. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that in acquiring a participation pursuant to the foregoing arrangements, the Participant may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if the Participant were a direct creditor of the Borrower in the amount of such participation. A Participant shall not be entitled to receive any greater payment under Section 3.03 or 3.04 than the Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that is organized under the laws of a jurisdiction other than United States of America, any State thereof or the District of Columbia shall not be entitled to the benefits of Section 3.04 unless the Borrower is notified of the participation sold to such Participant and, if such Participant is entitled to an exemption from or reduction of withholding tax under the law of the United States of America, such Participant agrees to deliver to the Borrower (with a copy to the Lender), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

            (d) The Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of the Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations under the Loan Documents or substitute any such pledgee or assignee for the Lender as a party hereto.

      Section 9.05 Survival

            All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of any Loan Document and the making of any Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Loan Documents is outstanding and unpaid and so long as the Commitment have not expired or terminated. The provisions of Sections 3.03, 3.04 and 9.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the termination of the Commitment or the termination of this Agreement or any provision hereof.

      Section 9.06 Counterparts; Integration

            This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

      Section 9.07 Severability

            In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 9.08 Right of Setoff

            If an Event of Default shall have occurred and be continuing, the Lender and its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by it to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by it, irrespective of whether or not it shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of the Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that it may have.

      Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process

            (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan

Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

            (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 9.10 WAIVER OF JURY TRIAL

            EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      Section 9.11 Headings

            Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      Section 9.12 Interest Rate Limitation

            Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "charges"), shall exceed the maximum lawful rate (the "maximum rate") that may be contracted for, charged, taken, received or reserved by the Lender in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all of the charges payable in respect thereof, shall be limited to the maximum rate and, to the extent lawful, the interest and the charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated, and the interest and the charges payable to the Lender in respect of other Loans or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by the Lender.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                          INVESTMENT TECHNOLOGY GROUP, INC.

                                          By: /s/ John R. MacDonald
                                              -----------------------------
                                          Name: John R. MacDonald
                                          Title: Chief Financial Officer


                                          THE BANK OF NEW YORK

                                          By: /s/ Mark T. Rogers
                                              -----------------------------
                                          Name: Mark T. Rogers
                                          Title: Vice President